SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 17, 2004

Aether Systems, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-27707	52-2186634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11500 Cronridge Drive
Suite 110
Owings Mills, MD 21117
(Address of Principal Executive Offices, including Zip Code)

(410) 654-6400
(Registrant’s Telephone Number, Including Area Code)

Item 7. Financial Statements and Exhibits.

     (c)

     Exhibits

     99.1

     Press Release of Aether Systems, Inc., dated May 6, 2004.

Item 12. Results of Operations and Financial Condition

On May 6, 2004, Aether Systems, Inc. issued a press release with respect to its financial results for its first quarter ended March 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 12 as if fully set forth herein.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on May 6, 2004.

AETHER SYSTEMS, INC.

/s/ David C. Reymann

Date: May 6, 2004	By: David C. Reymann
Its: Chief Financial Officer